Exhibit 99.2

news release	Humana Inc. 101 East Main Street Louisville, KY 40202
Humana Completes Aggregate $1.0 Billion Fixed-to-Fixed Rate Junior Subordinated Notes Offering
Louisville, KY - March 9, 2026 - Humana Inc. (the “company”) (NYSE: HUM) announced today the completion of its public offering of $1.0 billion in aggregate principal amount of fixed-to-fixed rate junior subordinated notes due 2056, at 6.625 percent of the principal amount (the “Junior Subordinated Notes Offering”).
The company expects net proceeds from the Junior Subordinated Notes Offering will be approximately $986 million after deducting underwriters’ discounts and estimated offering expenses. The company intends to use the net proceeds from the Junior Subordinated Notes Offering for general corporate purposes, which may include the repayment of existing indebtedness, including borrowings under its commercial paper program.
Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC acted as active joint book-running managers for the Junior Subordinated Notes Offering.
The Junior Subordinated Notes Offering was made pursuant to an effective shelf registration statement (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”). The Junior Subordinated Notes Offering was made by means of a prospectus and related prospectus supplement, copies of which may be obtained by contacting Goldman Sachs & Co. LLC toll-free at +1-866-471-2526; J.P. Morgan Securities LLC by email at prospectus-eq_fi@jpmchase.com or postsalemanualrequests@broadridge.com; Mizuho Securities USA LLC toll-free at +1-866-271-7403; Truist Securities, Inc toll-free at +1-800-685-4786; or Wells Fargo Securities, LLC toll-free at +1-800-645-3751. An electronic copy of the registration statement and prospectus supplement, together with the base prospectus, is available on the SEC’s website at www.sec.gov.
This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Cautionary Statement
This news release includes forward-looking statements regarding Humana within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor presentations, press releases, SEC filings, and in oral statements made by or with the approval of one of Humana’s executive officers, the words or phrases like “expects,” “believes,” “anticipates,” “assumes,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of the company’s SEC filings, a summary of which includes but is not limited to the following:
•If Humana does not design and price its products properly and competitively, if the premiums Humana receives are insufficient to cover the cost of healthcare services delivered to its members, if the company is unable to implement clinical initiatives to provide a better healthcare experience for its members, lower costs and appropriately document the risk profile of its members, or if its estimates of benefits expense are inadequate, Humana’s profitability could be materially adversely affected. Humana estimates the costs of its benefit expense payments, and designs and prices its products accordingly, using actuarial methods and assumptions based upon, among other relevant factors, claim payment patterns, medical cost inflation, and historical developments such as claim inventory levels and claim receipt patterns. The company continually reviews estimates of future payments relating to benefit expenses for services incurred in the current and prior periods and makes necessary adjustments to its reserves, including premium deficiency reserves, where appropriate. These estimates involve extensive judgment, and have considerable inherent variability because they are extremely sensitive to changes in claim payment patterns and medical cost trends. Accordingly, Humana’s reserves may be insufficient.
•If Humana fails to effectively implement its operational and strategic initiatives, including its Medicare initiatives, which are of particular importance given the concentration of the company’s revenues in these products, state-based contract strategy, the growth of its CenterWell business, and its integrated care delivery model, the company’s business may be materially adversely affected.
•The number of Humana’s Medicare Advantage plans rated 4-star or higher significantly declined in 2025. Humana filed a lawsuit seeking to set aside and vacate the 2025 Star Ratings of its Medicare Advantage plans, and on October 14, 2025, the Court issued a decision rejecting Humana’s challenge. Although the company has appealed that decision, there can be no assurances that it will ultimately prevail in the lawsuit. If the company is not successful, the decline in Star Ratings will negatively impact its 2026 quality bonus payments from Centers for Medicare and Medicaid Services (“CMS”) and may also significantly adversely affect the company’s revenues, operating results, and cash flows. In addition, there can be no assurances the company will be successful in maintaining or improving its Star Ratings in future years.
•If Humana, or the third-party service providers on which it relies, fails to properly maintain the integrity of its data, to strategically maintain existing or implement new information systems (including systems powered by or incorporating artificial intelligence (AI) or machine learning (ML)), or to protect Humana’s proprietary rights to its systems, or to defend against cyber-security attacks, contain such attacks when they occur, or prevent other privacy or data security incidents that result in security breaches that disrupt the company’s operations or in the unintentional dissemination of sensitive personal information or proprietary or confidential information, the company’s business may be materially adversely affected.
•Humana is involved in various legal actions, or disputes that could lead to legal actions (such as, among other things, provider contract disputes and qui tam litigation brought by individuals on behalf of the government), governmental and internal investigations, and routine internal review of business processes any of which, if resolved unfavorably to the company, could result in substantial monetary damages or changes in its business practices. Increased litigation and negative publicity could also increase the company’s cost of doing business.
•As a government contractor, Humana is exposed to risks that may materially adversely affect its business or its willingness or ability to participate in government healthcare programs including, among other things, loss of material government contracts; governmental audits and investigations; potential inadequacy of government determined payment rates; potential restrictions on profitability, including by comparison of profitability of the company’s Medicare Advantage business to non-Medicare Advantage business; or other changes in the governmental programs in which Humana participates. Changes to the risk-adjustment model utilized by CMS to adjust premiums paid to Medicare Advantage plans or retrospective recovery by

CMS of previously paid premiums as a result of the final rule related to the risk adjustment data validation audit methodology published by CMS on January 30, 2023 (Final RADV Rule), which Humana believes fails to address adequately the statutory requirement of actuarial equivalence and violates the Administrative Procedure Act due to its failure to include a “Fee for Service Adjuster” could have a material adverse effect on the company’s operating results, financial position and cash flows.
•Humana’s business activities are subject to substantial government regulation. New laws or regulations, or legislative, judicial, or regulatory changes in existing laws or regulations or their manner of application could increase the company’s cost of doing business and have a material adverse effect on Humana’s results of operations (including restricting revenue, enrollment and premium growth in certain products and market segments, restricting the company’s ability to expand into new markets, increasing the company’s medical and operating costs by, among other things, requiring a minimum benefit ratio on insured products, lowering the company’s Medicare payment rates and increasing the company’s expenses associated with a non-deductible health insurance industry fee and other assessments); the company’s financial position (including the company’s ability to maintain the value of its goodwill); and the company’s cash flows.
•Humana’s failure to manage acquisitions, divestitures and other significant transactions successfully may have a material adverse effect on the company’s results of operations, financial position, and cash flows.
•If Humana fails to develop and maintain satisfactory relationships with the providers of care to its members, the company’s business may be adversely affected.
•Humana faces significant competition in attracting and retaining talented employees. Further, managing succession for, and retention of, key executives is critical to the company’s success, and its failure to do so could adversely affect the company’s businesses, operating results and/or future performance.
•Humana’s pharmacy business is highly competitive and subjects it to regulations and supply chain risks in addition to those the company faces with its core health benefits businesses.
•Changes in the prescription drug industry pricing benchmarks may adversely affect Humana’s financial performance.
•Humana’s ability to obtain funds from certain of its licensed subsidiaries is restricted by state insurance regulations.
•Downgrades in Humana’s debt ratings, should they occur, may adversely affect its business, results of operations, and financial condition.
•Volatility or disruption in the securities and credit markets may significantly and adversely affect the value of Humana’s investment portfolio and the investment income that Humana derives from this portfolio.
In making forward-looking statements, Humana is not undertaking to address or update them in future filings or communications regarding its business or results. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein may or may not occur. There also may be other risks that the company is unable to predict at this time. Any of these risks and uncertainties may cause actual results to differ materially from the results discussed in the forward-looking statements.
Humana advises investors to read the Form 10-K for the year ended December 31, 2025 as filed by the company with the SEC for further discussion both of the risks it faces and its historical performance.

About Humana
Humana Inc. is a leading U.S. healthcare company. Through our Humana insurance services, and our CenterWell health care services, we make it easier for the millions of people we serve to achieve their best health – delivering the care and service they need, when they need it. These efforts are leading to a better quality of life for people with Medicare, Medicaid, families, individuals, military service personnel, and communities at large.
Lisa Stoner
Humana Investor Relations
502-580-2652
e-mail: lstamper@humana.com
Mark Taylor
Humana Corporate Communications
317-753-0345
e-mail: mtaylor108@humana.com